Exhibit 10.30

Amendment # 5

to the Research, Option and License Agreement

dated September 29, 1994

This Amendment, dated this 23rd day of September, 2002, is by and between Œ VICAL INCORPORATED, a Delaware Corporation (“VICAL”), having a place of business located at 9373 Towne Centre Drive, Suite 100, San Diego, California 91212, USA,  AVENTIS PASTEUR, a French Société Anonyme (“AvP”), having a registered head office located at 2 avenue Pont Pasteur, 69007 Lyon, France, and Ž AVENTIS PASTEUR Limited, a company organized and existing under the laws of the Province of Ontario, Canada (“AvP-Canada”) and having its principal place of business at Connaught Campus, 1755 Steeles Avenue West, Toronto, Ontario, Canada M2R 3T4.

WHEREAS, VICAL and AvP entered into a Research, Option and License Agreement (“the Agreement”) as of September 29, 1994, as amended by Amendment #1 dated as of September 29, 1994, by Amendment # 2 dated January 26, 1996, by Amendment # 3 dated as of April 15, 1996, and by Amendment # 4 dated December 7, 2001 (“Amendment # 4”) under which AvP was granted Options in the Field of Immunotherapeutic vaccines against cancer in humans containing the [***] and to obtain an exclusive license under certain Patent Rights and certain associated technologies owned by or licensed to VICAL; and

WHEREAS, VICAL informed AvP of its interest in reacquiring the rights related to [***]; and

WHEREAS, according to Amendment # 4, AvP’s Option Period will not expire before [***]; and

WHEREAS, AvP agrees to return its rights to [***] to VICAL;

NOW, THEREFORE, the parties agree to amend the Agreement as follows :

1.          VICAL hereby requests that AvP abandons its rights to [***] before the end of the Option Period (as defined in Amendment # 4).

2.          AvP hereby agrees to abandon the Option rights with respect to [***] (as described in point 3. of Amendment # 4), effective immediately.

3.          In consideration of the reversion of rights, as soon as practicable upon execution of this Amendment # 5, VICAL will:

•             Refund to AvP-Canada the USD [***] paid  after execution of Amendment # 4; and

[***] Confidential material redacted and separately filed with the Commission.

•             Pay to AvP an additional USD [***] for AvP’s administrative efforts since execution of Amendment # 4.

4.          Additionally, VICAL hereby offers to AvP an Option to obtain an exclusive, worldwide, royalty bearing license to an available cancer specific antigen (antigen to be identified by a GenBank accession number) under the same terms and conditions as Amendment #4.  Such Option shall expire [***] following execution of the present Amendment #5. For the purpose of this Amendment #5, “available cancer specific antigen” shall mean a cancer specific antigen that:

(i)    VICAL is not pursuing either alone or with a Third Party; OR

(ii)   VICAL has not granted rights to a Third Party.

5.          Any provision of the Agreement not modified by this Amendment # 5 shall remain unchanged. Capitalized terms in this Amendment # 5 shall have the meaning set forth in the Agreement unless otherwise specified.

IN WITNESS WHEREOF, the parties hereto have had this Amendment # 5 executed by their authorized representatives as set forth below.

VICAL INCORPORATED

AVENTIS PASTEUR Limited

By :	/s/ VIJAY SAMANT	By :	/s/ MARK LIEVONEN
	Vijay SAMANT		Mark LIEVONEN
	President and C.E.O.		President
Date : 9/23/02		Date : 10/18/02

AVENTIS PASTEUR S.A.

By :	/s/DAVE WILLIAMS	By :	/s/ JIM TARTAGLIA
	Dave WILLIAMS		Jim TARTAGLIA
	President and CEO		Vice-President Research
Date : 10/7/02		Date : 10/21/02

[***] Confidential material redacted and separately filed with the Commission.